UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MARCH 3, 2006

                              ALPHA INNOTECH CORP.
             (Exact name of registrant as specified in its charter)

          DELAWARE                  1-14257                       58-1729436
(State or other jurisdiction     (Commission                   (IRS Employer
       of incorporation)         File Number)                Identification No.)


          2401 MERCED STREET, SAN LEANDRO, CALIFORNIA                94577
           (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (510) 483-9620

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     Effective as of March 15, 2006, Alpha Innotech Corp. (the "Company") entered into an offer letter with Mr. Ron Bissinger, the Company's Chief Financial Officer and Chief Operating Officer. Pursuant to the offer letter, Mr. Bissinger will be entitled to receive cash compensation equal to $15,000 per month and be eligible for an additional bonus of $20,000 on March 15, 2007. Additionally, Mr. Bissinger will be granted an option to purchase 200,000 shares of Common Stock, such option to vest over a four-year period with 25% of the shares vesting one year from September 15, 2005, and at a rate of 1/48th of the shares per month for the remaining 36 months, for so long as Mr. Bissinger continues to be employed by the Company.

     The foregoing summary is qualified in its entirety by reference to the offer letter, a copy of which is filed as an exhibit 10.1 hereto.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     Effective March 15, 2006, Mr. Ron Bissinger was appointed Chief Financial Officer of the Company to replace Dr. Darryl Ray, who is leaving the Company. Dr. Ray, one of the Company's co-founders has been a director, President and Chief Operations Officer since 1992 and Acting Chief Accounting Officer since 2005. Dr. Ray will continue to serve as a member of the Company's Board of Directors.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS

                  10.1     Offer letter for Mr. Bissinger dated March 9, 2006


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ALPHA INNOTECH CORP.



Date:    March 9, 2006             By:      /S/ HASEEB CHAUDHRY
                                      -----------------------------------------
                                                Haseeb Chaudhry
                                                Chief Executive Officer


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                                  EXHIBIT INDEX

10.1    Offer letter for Mr. Bissinger dated March 9, 2006


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